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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  April 11, 2001


                            LAYNE CHRISTENSEN COMPANY
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                        0-20578                  48-0920712
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)



1900 Shawnee Mission Parkway, Mission Woods, Kansas                  66205
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (913) 362-0510
                                                   -----------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Layne Christensen Company issued a press release on April 11, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it has signed a letter of intent to sell its Christensen Products business to Atlas Copco Craelius AB.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired:   None
             -----------------------------------------

         (b) Pro Forma Financial Information:   None
             -------------------------------

         (c) Exhibits:
             --------

             99.1     Press Release issued April 11, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    LAYNE CHRISTENSEN COMPANY


Date:  April 12, 2001               By:      /s/ Jerry W. Fanska
                                        ----------------------------------------
                                        Jerry W. Fanska, Vice President--Finance




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                                  EXHIBIT INDEX
                                  -------------

      Exhibit
       Number                 Description                           Page
       ------                 -----------                           ----

        99.1        Press Release issued April 11, 2001.



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